Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings (Loss) Per Share
14.
EARNINGS (LOSS) PER SHARE

The weighted average number of common shares outstanding used in the calculation of both basic and diluted earnings per share was derived from common shares issued as of the Separation date of October 3, 2023, adjusted for transactions that occurred post the same Separation date.

Loss per share for the years ended December 31, 2022 and 2021, which is presented on a “carve-out” basis has been calculated using the number of shares of New LAC that were issued and outstanding upon Separation on October 3, 2023.